A Growing, Diversified North American Mining Company May 2013

2 Cautionary Statements This document contains ‘‘forward-looking statements’’ within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Act of 1934, as amended and applicable Canadian securities legislation, which are intended to be covered by the safe harbor created by those sections and other applicable laws. These forward- looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Our forward-looking statements include statements with respect to: future financial or operating performance of the Company or its subsidiaries and its projects; access to existing or future financing arrangements, future inventory, production, sales, cash costs, capital expenditures and exploration expenditures; future earnings and operating results; expected concentrate and recovery grades; estimates of mineral reserves and resources, including estimated mine life and annual production; statements as to the projected development of Mt. Milligan and other projects, including expected production commencement dates; Mt. Milligan development costs; future operating plans and goals; and future molybdenum, copper and gold prices. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the section entitled ‘‘Risk Factors’’ in Thompson Creek’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q and other documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors, currently unknown to us or deemed immaterial at the present time, that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, and investors should not assume that any lack of update to a previously issued forward-looking statement constitutes a reaffirmation of that statement. Cautionary Note to our United States and Other Investors Concerning Estimates of Measured and Indicated Mineral Resources: This presentation uses the terms “Measured” and “Indicated” Resources. United States investors are advised that while such terms are recognized by Canadian regulations, the United States Securities and Exchange Commission (the “SEC”) only permits United States mining companies, in their filings with the SEC, to disclose those mineral deposits that a company can economically and legally extract or produce in accordance with SEC Industry Guide 7. Our United States and other investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves. Compliance with NI 43-101 Unless otherwise indicated, we have prepared the technical information in this presentation based on information contained in the technical reports available under our company profile on SEDAR at www.sedar.com. Each technical report was prepared by or under the supervision of a qualified person (a “Qualified Person”) as defined in National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators (“NI 43-101”). For readers to fully understand the information in this presentation, they should read the technical reports n their entirety, including all qualifications, assumptions and exclusions that relate to the information set out in this presentation which qualifies such information. This presentation summarizes some of the information contained in the following technical reports: "Technical Report Thompson Creek Molybdenum Mine" dated February 9, 2011 and filed on SEDAR on February 24, 2011; "Technical Report Endako Molybdenum Mine" dated and filed on SEDAR on September 12, 2011; "Technical Report—Feasibility Update Mt. Milligan Property—Northern BC" dated October 13, 2009 and filed on our SEDAR profile on October 13, 2011; and "2009 Mineral Resource Estimate on the Berg Copper Molybdenum Silver Property, Tahtsa Range, British Columbia" dated June 26, 2009 and filed on our SEDAR profile on October 13, 2011. The Mineral Reserves estimates included in this presentation have been prepared in accordance with NI 43-101 and are classified in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum's "CIM Definition Standards -– For Mineral Resources and Mineral Reserves." Mineral Reserves are equivalent to Proven and Probable Reserves as defined by the SEC Industry Guide 7. Mineral Reserve estimates reflect our reasonable expectation that all necessary permits and approvals will be obtained and maintained. Mining dilution and mining recovery vary by deposit and have been applied in estimating the Mineral Reserves. As Mineral Reserves are reported under both NI 43-101 and SEC Industry Guide 7 standards, it is possible for Mineral Reserve figures to vary between the two standards due to the differences in reporting requirements under each standard. For example, NI 43-101 has a minimum requirement that Mineral Reserves be supported by a pre-feasibility study, whereas SEC Industry Guide 7 requires support from a detailed feasibility study that demonstrates that economic extraction is justified. For our Mineral Reserves at December 31, 2012, there is no difference between the Mineral Reserves as disclosed under NI 43-101 and those disclosed under SEC Industry Guide 7, and therefore no reconciliation is provided. The Mineral Resources estimates included in this presentation were estimated in accordance with the definitions and requirements of NI 43-101. The Mineral Resources are equivalent to Mineralized Material as defined by the SEC Industry Guide 7. The Mineral Resources are not included in and are in addition to the Mineral Reserves.

3 Company Overview NYSE: TC; TSX: TCM Strong North American Portfolio of Assets Overview: One of the largest molybdenum producers in the world with two operating mines Thompson Creek Mine in Idaho (100% ownership) Endako Mine in B.C. (75% ownership) Langeloth metallurgical refinery in Pennsylvania (100% ownership) Diversifying into copper and gold with development of the Mt. Milligan project in B.C. (100% ownership) Start-up expected in Q3 2013 52.25% of life of mine gold production sold to Royal Gold Reserves:

Financials

5 TC/TCM Common Shares (US$) Recent share price1 $3.15 Current market cap1 $537.7 million 52-week low/high1 $2.25/$5.32 Basic shares outstanding 170.7 million Share options, restricted/performance shares 5.7 million tMEDS – maximum shares upon conversion 45.7 million Fully diluted shares outstanding 222.1 million Listings: NYSE:TC, TSX:TCM Pro Forma Share Structure March 31, 2013 1 Updated May 6, 2013.

6 3 15 1.1 0.9 (17) 17 114 109 Q112 Q113 Financial Summary | Q113 vs Q112 Revenue [in millions of US dollars] Operating Income [in millions of US dollars] Net Income [in millions of US dollars] Operating Cash Flow [in millions of US dollars]

7 Key Statistics | Q113 vs Q112 From Owned Mines 4.4 7.7 4.9 6.6 Q112 Q113 ■ Mo Production ■ Mo Sold [in millions of pounds] $12.95 $5.91 $14.74 $11.87 Q112 Q113 ■ Cash Costs1 ■ Average Realized Sales Price [in US dollars per pound produced and sold] 1 See non-GAAP reconciliation slides.

8 Key Statistics | Q113 vs Q112 From Thompson Creek Mine 3.4 5.9 3.1 5.3 Q112 Q113 ■ Mo Production ■ Mo Sold [in millions of pounds] $10.34 $4.18 $15.08 $11.96 Q112 Q113 ■ Cash Costs1 ■ Average Realized Sales Price [in US dollars per pound produced and sold] 1 See non-GAAP reconciliation slides .

9 Key Statistics | Q113 vs Q112 From Endako Mine (75% share) 1.0 1.8 1.8 1.3 Q112 Q113 ■ Mo Production ■ Mo Sold [in millions of pounds] $21.87 $11.75 $14.08 $11.49 Q112 Q113 ■ Cash Costs1 ■ Average Realized Sales Price [in US dollars per pound produced and sold] 1 See non-GAAP reconciliation slides.

10 Molybdenum Outlook | Production & Cash Costs 4.4 4.1 6.1 7.7 7.7 $12.95 $14.57 $9.46 $6.58 $5.91 4 6 8 10 12 14 16 - 1 2 3 4 5 6 7 8 9 Q112 Q212 Q312 Q412 Q113 22.4 27.5 30.5 $6.50 $7.50 4.00 6.00 8.00 10.00 12.00 14.00 16.00 - 5 10 15 20 25 30 35 2012 actual 2013 guidance ■ Mo Production [in millions of pounds] ■ Cash Cost1 [per pound] ■ Lower & ■ Upper Ranges2 ■ Lower & ■ Upper Ranges2 1 See non-GAAP reconciliation on slides 28 – 30. 2 Guidance numbers for Endako for the remainder of 2013 assume a USD/CAD exchange rate of 1.00. $10.09

11 Molybdenum Outlook | Production & Cash Costs From Thompson Creek Mine 3.4 2.5 4.3 6.0 5.9 $10.34 $13.46 $7.87 $4.59 $4.18 4 5 6 7 8 9 10 11 12 13 14 - 1 2 3 4 5 6 7 Q112 Q212 Q312 Q412 Q113 16.2 20.0 22.0 $4.75 $8.06 $5.75 4.00 6.00 8.00 10.00 12.00 14.00 16.00 - 5 10 15 20 25 2012 actual 2013 guidance ■ Mo Production [in millions of pounds] ■ Cash Cost1 [per pound] ■ Lower & ■ Upper Ranges ■ Lower & ■ Upper Ranges 1 See non-GAAP reconciliation on slides 28 – 30.

12 Molybdenum Outlook | Production & Cash Costs From Endako Mine (75% share) 1.0 1.6 1.8 1.8 1.8 $21.87 $16.37 $13.19 $13.26 $11.75 4 6 8 10 12 14 16 18 20 22 24 - 0 0 1 1 1 1 1 2 2 2 Q112 Q212 Q312 Q412 Q113 6.2 7.5 8.5 15.42 4.00 6.00 8.00 10.00 12.00 14.00 16.00 - 1 2 3 4 5 6 7 8 9 2012 actual 2013 guidance ■ Mo Production [in millions of pounds] ■ Cash Cost1 [per pound] 1 See non-GAAP reconciliation on slide 28 – 30. 2 Guidance numbers for Endako for the remainder of 2013 assume a USD/CAD exchange rate of 1.00. ■ Lower & ■ Upper Ranges2 ■ Lower & ■ Upper Ranges2 $12.25 $10.75

13 Cash Capital Expenditures1 Q1 2013 Actual 2013 Estimate1 2014 Estimate1 Mt. Milligan (millions C$) 2,3 153.0 370 – 390 – Mt. Milligan Permanent Operations Residence (millions C$) 1.4 35 – 40 5 – 10 Mt. Milligan Operations (millions C$) – 20 – 30 20 – 30 Operations (millions US$) 0.7 15 – 20 30 – 40 TOTAL 155.1 440 – 480 55 – 80 1 Cash capital expenditures guidance numbers are as of February 25, 2013 and unchanged as of March 31, 2013. Canadian to US foreign exchange rate for 2013 and 2014 assumed at parity (C$1.00 = US$1.00). 2 Excludes capitalized interest and debt issuance costs. 3 Includes amounts for equipment purchased under capital leases, as well as first-fills, spare parts and commissioning parts.

14 Mt. Milligan Upside Potential and Robust Economics In millions of US Dollars Reserve calculation utilized conservative metals pricing of $1.60/lb Cu and $690/oz Au Current resource is open at depth and possibly extends laterally Multiple exploration drill targets within company’s land position Mt. Milligan geophysical and geochemical signature repeated on several targets within the holdings Upside potential Significant annual cash flow potential $ 280 1 $ 5202 Cash Costs Cash Revenue - Current pricing 1 Estimated cash costs recently updated for the first full six years of production and include operating costs, refining/smelting costs and transportation. Assumes average annual production of 89 million lbs of copper in concentrate (85.4 million lbs of payable copper) and 262,000 oz of gold in concentrate (256,760 oz of payable gold) for years 1-6 of full production. Exchange rate is assumed at parity (C$1.00 = US$1.00). 2 Bloomberg pricing as of 05/06/13: Cu - $3.30/lb; Au - 47.75% @ $1,470 oz and 52.25% @ $435/oz (per Amended and Restated Gold Stream Agreement with Royal Gold). 1

15 $532 Funding in Place $469 $13 $50 $325 $38 $169 Cash on hand Estimated equipment financing 2013 Remaining Royal Gold proceeds Net other cash use 2013 High estimate CapEx 2013 Cash cushion Cash Outlook | Remainder of 2013 In millions of US Dollars 1 As of March 31, 2013. 2 Expected CAT equipment financing as of March 31, 2013 through December 31, 2013. 3 Net other cash flows represents estimated cash flow from operations using a molybdenum oxide price of $11.42/lb for the remainder of 2013, together with $21 million of restricted cash related to vendor holdbacks at Mt. Milligan (contractor retention), net of existing debt service, reclamation and all other cash uses. 4 Cash capital expenditures guidance numbers are as of March 31, 2013 for the remainder of 2013. Assumes CAD/USD exchange rate of 1.00. 5 Includes for Mt. Milligan approximately $30 million for first fills, spare parts, and commissioning parts, and $40 million for a permanent operations residence. Funding in Place Cash Uses 1 1 2 3 4,5

16 $532 Funding in Place $469 $13 $50 $325 $38 $169 Cash on hand Estimated equipment financing 2013 Remaining Royal Gold proceeds Net other cash use 2013 High estimate CapEx 2013 Cash cushion Cash Outlook | Remainder of 2013 In millions of US Dollars 1 As of March 31, 2013. 2 Expected CAT equipment financing as of March 31, 2013 through December 31, 2013. 3 Net other cash flows represents estimated cash flow from operations using a molybdenum oxide price of $11.42/lb for the remainder of 2013, together with $21 million of restricted cash related to vendor holdbacks at Mt. Milligan (contractor retention), net of existing debt service, reclamation and all other cash uses. 4 Cash capital expenditures guidance numbers are as of March 31, 2013 for the remainder of 2013. Assumes CAD/USD exchange rate of 1.00. 5 Includes for Mt. Milligan approximately $30 million for first fills, spare parts, and commissioning parts, and $40 million for a permanent operations residence. Funding in Place Cash Uses 1 1 2 3 4,5

17 Mt. Milligan Capital Forecast as of March 31, 2013 In millions of Canadian Dollars 1 Contractor Retention is a fixed project cost in a restricted cash account to be paid when work is completed. 2 Purchase commitments includes both material and services 3 Includes approximately $30 million of first fills, spare parts and commissioning parts. 4 Total project Capex may be affected by start-up to reach commercial production. All operating expenses would be capitalized until commercial production is reached 5 Excludes permanent operations residence of $35-$40 million for 2013. $1,294 $21 $94 $43 $79 $1,530 Cash spent to 3/31/2013 Contractor Retention Purchase commitments Committed lump- sum contracts Non-fixed cost remaining Total project CapEx ~ 95% of Project Capex Spent or Contractually Committed 3,4,5 1 2

Reserves

19 Thompson Creek Mine 203.3 million pounds Mo 2 Avg. grade of 0.077% Endako Mine 312.6 million pounds Mo 3 Avg. grade of 0.046% Molybdenum Reserves 515.9 million pounds of contained Mo 1 Large Proven and Probable Reserves 1 Based on Proven and Probable Mineral Reserves. 2 The mineral reserve estimate is as of December 31, 2012 and was prepared by the Thompson Creek Mine staff and reviewed and verified by Bruce Parker, P.E., Mine Manager of the Thompson Creek Mine, who is a Qualified Person under NI 43-101. Data verification and block model assembly was completed by Michael J. Lechner of Resource Modeling Inc. The mineral reserve estimate at the Thompson Creek Mine utilized a cut-off grade of 0.030% molybdenum and an average long-term molybdenum price of $12.00 per pound. 3 The mineral reserve estimate is as of December 31, 2012 and was prepared by the Endako Mine staff and reviewed and verified by Bob Jedrzejczak, P. Eng, Mine Superintendent of the Endako Mine, who is a Qualified Person under NI 43-101. The mineral reserve is stated on a 100% basis; we own 75% of the Endako Mine. The mineral reserve estimate for the Endako Mine utilized a cut-off grade of 0.021% molybdenum and a long-term molybdenum price of C$13.50 per pound or $12.00 per pound using an exchange rate of C$1.125/US$1.00. 4 The production, mineral reserve and resource estimates were prepared by Herbert E. Welhener, MMSA-QPM, of IMC, who is a Qualified Person under NI 43-101. The mineral reserve and resource estimates were prepared in accordance with definitions and requirements of 43-101. See technical report entitled "Technical Report—Feasibility Update Mt. Milligan Property—Northern BC" dated October 13, 2009 and filed on SEDAR on October 13, 2011. Copper Reserves 2.1 billion pounds1 Mt. Milligan Mine 2.1 billion pounds Cu 4 Avg. grade of 0.20% Gold Reserves 6.0 million ounces1 Mt. Milligan Mine 6.0 million ounces Ag 4 Avg. grade of 0.011 oz/t

Operations

21 Company All Incidence Recordable Rate (AIRR)1 2007 – Q1 2013 (82% Improvement Over 5 Yr. Period) 7.00 5.94 5.03 2.60 2.30 1.32 1.37 3.0 3.2 3.2 2.5 1.8 1.8 2007 2008 2009 2010 2011 2012 Q1 2013 Thompson Creek Metals Company Metals Mining U.S. AIRR Average 1 Includes lost time and reportable incidents.

22 Production and Cash Costs 2011 through 2014 1 Total sales include third-party material purchases, which are used to fill excess roaster capacity at the Langeloth Metallurgica l Facility and to increase inventory to provide greater flexibility to meet customers’ demands. 2011 40.1 million lbs Mo Sold 1 28.3 million lbs Mo Production 2012 22.4 million lbs Mo Production $10.09/lb Average Cash Cost 28.7 million lbs Mo Sold 1 $13.48/lb Average Realized Price 2014E 27.5 - 30.5 million lbs Mo Production Guidance $6.50 - $7.75/lb Estimated Average Cash Costs $16.28/lb Average Realized Price 2013E $7.94/lb Average Cash Cost 27.5 - 30.5 million lbs Mo Production Guidance $6.50 - $7.50/lb Estimated Average Cash Costs

23 Suspended stripping activity associated with the next phase of production Mining operations will continue as planned through 2014 New mine plan expected to achieve significant cost deferrals ~$100 million in operating cost deferrals Q4 2012 through 2014 $8 – $9 million in capital expenditure deferrals Reduced mine workforce by ~100 workers If stripping of phase 8 has not already recommenced at the end of phase 7, we will either restart stripping at that time or put the mine on care and maintenance Thompson Creek Mine Update 1 $6 million in Q4 2012. Production and Cash Costs Forecast 2013E 2014E Production (mm lbs) 20 - 22 17 - 19 Cash costs ($/lb) 4.75 - 5.75 5.00 - 6.00 Cost Deferrals Forecast 2013E 2014E Operating1 ($ mm) $40 $54 Capital ($ mm) $5 $3.5

24 Endako Mill expansion completed in April 2012 Increased throughput from 31,000 to 55,000 tons per day Ceased mining ore in the third quarter of 2012 and began processing stockpiled ore to reduce costs Expect to mill approximately1/3 of existing stockpiled ore through mid-2013 Expect to resume mining during the second quarter of 2013 Working to increase mill recovery by addressing: Increased mill throughput Increased mill run times through maintenance management Process control optimization Operator training Reagent evaluations and enhancements Stockpile material management Endako Mine Update Production and Cash Costs Forecast (75% share) 2013E 2014E Production (mm lbs) 7.5 – 8.5 10.5 – 11.5 Cash costs ($/lb) 10.75 – 12.25 9.00 –10.50 Modified tailings distribution system Modified piping of tailings to the pond to enhance tailings depositions for beach building Enhanced tailings management protocols in place

Mt. Milligan

# Mt. Milligan Project Development Update

ThompsonCreek
METALS COMPANY INC.

## Mt. Milligan Remains on Schedule

- Start up expected Q3 13
- Commercial production expected Q4 13
- Overall project completion estimated to be at 89%

### Recent achievements

- Operations readiness well advanced
- Operations senior management team in place
- Mine developed with ore ready faces
- Truck shop, warehouse and administration building in commissioning
- Eight 793 haul trucks, two 7495 shovels and one 994 loader in operation
- Engineering and Procurement for plant complete
- All required permits in place
- All required documentation for startup submitted to agencies
- SAG and two ball mills mechanically assembled
- Mechanical contractor ramping down
- Primary crusher operational

### Coming Critical Activities

- Freshet tops up water to above 12 million cubic meters
- TSF starter height completed by end of second quarter
- Utilities powered up in concentrator
- Power to SAG mill
- Plant piping at 55% primary focus of mechanical team
- Plant electrical cable installation and termination focus
- Instrumentation and DCS controls powering up
- Pre commissioning sub systems underway
- Building crushed ore stockpile as weather warms

26

Future Critical Milestones Milestone 2012 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 June 2012 Process building grinding area enclosed (3 sides) May 2012 Mechanical mill installation begins July 2012 230kV permanent power energized and available onsite June 2012 Delivery and assembly of major mining equipment July 2012 Mining equipment fleet ready Sep 2012 Mine development for TSF construction July 2012 Pre-stripping initiated Sep 2012 Pebble crushing building foundation complete Nov 2012 Concentrator building fully enclosed Jan 2013 Truck shop complete Feb 2013 SAG wrap around motor mechanically complete Feb 2013 Reclaim water ready for pre-commissioning March 2013 Primary crusher ready for testing April 2013 SAG mill, west and east ball mills ready for pre-commissioning June 2013 Process plant mechanical/pre-commissioning complete June 2013 Commissioning started August 2013 First feed December 2013 Full commercial production Completed In progress

Mt. Milligan Aerial 28

7495 Shovel Loading a 793F Truck

30 Mine

Primary Crusher

Ore Delivery to Primary Crusher

33 Building Coarse Ore Stockpile

Pebble Crushing Facility

Concentrator Building

40-Foot SAG Mill

Two 24-Foot Ball Mills

Rougher Floatation Circuit – 10 Cells

Cleaner Floatation Circuit

Regrind Area

Truck Shop, Warehouse & Administration Building

42 Mt. Milligan Upside Potential and Robust Economics In millions of US Dollars Reserve calculation utilized conservative metals pricing of $1.60/lb Cu and $690/oz Au Current resource is open at depth and possibly extends laterally Multiple exploration drill targets within company’s land position Mt. Milligan geophysical and geochemical signature repeated on several targets within the holdings Upside potential Significant annual cash flow potential $ 280 1 $ 5202 Cash Costs Cash Revenue - Current pricing 1 Estimated cash costs recently updated for the first full six years of production and include operating costs, refining/smelting costs and transportation. Assumes average annual production of 89 million lbs of copper in concentrate (85.4 million lbs of payable copper) and 262,000 oz of gold in concentrate (256,760 oz of payable gold) for years 1-6 of full production. Exchange rate is assumed at parity (C$1.00 = US$1.00). 2 Bloomberg pricing as of 05/06/13: Cu - $3.30/lb; Au - 47.75% @ $1,470 oz and 52.25% @ $435/oz (per Amended and Restated Gold Stream Agreement with Royal Gold). 1

43 Excellent safety and environmental record Experienced management team Substantial growth in molybdenum production 2013 – 2014 New Mt. Milligan copper-gold mine to open in 2013 Significant increase in revenue, net income and cash flow beginning in 2014 Diversification of asset base Long-lived assets with substantial reserves and resources (P&P) 2.1 billion pounds Cu 516 million pounds Mo 6.0 million ounces of Au Development projects, as market conditions warrant (M&I resources) Berg – Cu, Mo and Ag 3.3 billion pounds Cu 412 million pounds Mo 61 million ounces Ag Davidson – Mo Value Creation Creating Shareholder Value

Appendix

# Non-GAAP Reconciliation of Cash Cost Per Pound Produced Three Months Ended March 31, 2013

ThompsonCreek METALS COMPANY INC.

**Reconciliation of Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold**

Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are considered key measures in evaluating our operating performance. Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are not measures of financial performance, nor do they have a standardized meaning prescribed by US GAAP and may not be comparable to similar measures presented by other companies. We use these measures to evaluate the operating performance at each of our mines, as well as on a consolidated basis, as a measure of profitability and efficiency. We believe that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our performance using the same measures as management and, as a result, the investor is afforded greater transparency in assessing our financial performance.

**US$ in millions, except per pound amounts – unaudited**

| | Three months ended March 31, 2013 | | |
|---|---|---|---|
| | Operating Expenses (in millions) | Pounds Produced [1] (000's lbs) | $/lb |
| **Thompson Creek Mine** | | | |
| Cash costs — Non-GAAP [2] | $ 24.8 | 5,929 | $ 4.18 |
| Add/(Deduct): | | | |
| Stock-based compensation | 0.2 | | |
| Inventory and other adjustments | 3.3 | | |
| GAAP operating expenses | $ 28.3 | | |
| **Endako Mine** | | | |
| Cash costs — Non-GAAP [2] | $ 20.7 | 1,761 | $ 11.75 |
| Add/(Deduct): | | | |
| Stock-based compensation | 0.1 | | |
| Inventory and other adjustments | (5.2) | | |
| GAAP operating expenses | $ 15.6 | | |
| **Other operations GAAP operating expenses [3]** | $ 24.7 | | |
| **GAAP consolidated operating expenses** | $ 68.6 | | |
| **Weighted-average cash cost — Non-GAAP** | $ 45.4 | 7,690 | $ 5.91 |

1 Mined production pounds are molybdenum oxide and HPM from our share of the production from the mines; excludes molybdenum processed from purchased product.

2 Cash costs represent the mining (including all stripping costs), milling, mine site administration, roasting and packaging costs for molybdenum oxide and HPM produced in the period. Cash cost excludes: the effect of purchase price adjustments; the effects of changes in inventory; corporate allocations; stock-based compensation; other non-cash employee benefits; depreciation, depletion, amortization and accretion; and commissioning and start-up costs for the Endako mill. The cash cost for the Thompson Creek mine, which only produces molybdenum sulfide and HPM on site, includes an estimated molybdenum loss (sulfide to oxide), an allocation of roasting and packaging costs from the Langeloth facility and transportation costs from the Thompson Creek mine to the Langeloth facility.

3 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth facility and exclude product volumes and costs related to the roasting and processing of Thompson Creek mine and Endako mine concentrate. The Langeloth facility costs associated with roasting and processing of Thompson Creek mine and Endako mine concentrate are included in their respective operating results above.

45

# Non-GAAP Reconciliation of Cash Cost Per Pound Produced Three Months Ended March 31, 2012 and June 30, 2012

ThompsonCreek METALS COMPANY INC.

**Reconciliation of Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold**

Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are considered key measures in evaluating our operating performance. Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are not measures of financial performance, nor do they have a standardized meaning prescribed by US GAAP and may not be comparable to similar measures presented by other companies. We use these measures to evaluate the operating performance at each of our mines, as well as on a consolidated basis, as a measure of profitability and efficiency. We believe that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our performance using the same measures as management and, as a result, the investor is afforded greater transparency in assessing our financial performance.

| US$ in millions, except per pound amounts – unaudited | Three months ended March 31, 2012 | | | Three Months Ended June 30, 2012 | | |
|---|---|---|---|---|---|---|
| | Operating Expenses (in millions) | Pounds Produced (1) (000's lbs) | $/lb | Operating Expenses (in millions) | Pounds Produced(1) (000's lbs) | $/lb |
| **Thompson Creek Mine** | | | | | | |
| Cash costs — Non-GAAP (2) | $ 35.4 | 3,422 | $ 10.34 | $ 34.2 | 2,544 | $ 13.46 |
| Add/(Deduct): | | | | | | |
| Stock-based compensation | 0.1 | | | - | | |
| Inventory and other adjustments | - | | | 6.1 | | |
| GAAP operating expenses | $ 35.5 | | | $ 40.3 | | |
| **Endako Mine** | | | | | | |
| Cash costs — Non-GAAP (2) | $ 21.9 | 1,002 | $ 21.87 | $ 25.8 | 1.575 | $ 16.37 |
| Add/(Deduct): | | | | | | |
| Stock-based compensation | 0.2 | | | 0.1 | | |
| Commissioning and start-up costs | 2.3 | | | 2.9 | | |
| Inventory and other adjustments | 4.3 | | | (4.3) | | |
| GAAP operating expenses | $ 28.7 | | | $ 24.5 | | |
| **Other operations GAAP operating expenses (3)** | $ 35.4 | | | $ 43.0 | | |
| **GAAP consolidated operating expenses** | $ 99.6 | | | $ 107.8 | | |
| **Weighted-average cash cost — Non-GAAP** | $ 57.3 | 4,424 | $ 12.95 | $ 60.0 | 4,119 | $ 14.57 |

1 Mined production pounds are molybdenum oxide and HPM from our share of the production from the mines; excludes molybdenum processed from purchased product.

2 Cash costs represent the mining (including all stripping costs), milling, mine site administration, roasting and packaging costs for molybdenum oxide and HPM produced in the period. Cash cost excludes: the effect of purchase price adjustments; the effects of changes in inventory; corporate allocations; stock-based compensation; other non-cash employee benefits; depreciation, depletion, amortization and accretion; and commissioning and start-up costs for the Endako mill. The cash cost for the Thompson Creek mine, which only produces molybdenum sulfide and HPM on site, includes an estimated molybdenum loss (sulfide to oxide), an allocation of roasting and packaging costs from the Langeloth facility and transportation costs from the Thompson Creek mine to the Langeloth facility.

3 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth facility and exclude product volumes and costs related to the roasting and processing of Thompson Creek mine and Endako mine concentrate. The Langeloth facility costs associated with roasting and processing of Thompson Creek mine and Endako mine concentrate are included in their respective operating results above.

46

# Non-GAAP Reconciliation of Cash Cost Per Pound Produced Three Months Ended September 30, 2012 and December 31, 2012

ThompsonCreek METALS COMPANY INC.

**Reconciliation of Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold**

Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are considered key measures in evaluating our operating performance. Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are not measures of financial performance, nor do they have a standardized meaning prescribed by US GAAP and may not be comparable to similar measures presented by other companies. We use these measures to evaluate the operating performance at each of our mines, as well as on a consolidated basis, as a measure of profitability and efficiency. We believe that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our performance using the same measures as management and, as a result, the investor is afforded greater transparency in assessing our financial performance.

| US$ in millions, except per pound amounts – unaudited | Three months ended September 30, 2012 | | | Three Months Ended December 31, 2012 | | |
|---|---|---|---|---|---|---|
| | Operating Expenses (in millions) | Pounds Produced (1) (000's lbs) | $/lb | Operating Expenses (in millions) | Pounds Produced(1) (000's lbs) | $/lb |
| **Thompson Creek Mine** | | | | | | |
| Cash costs — Non-GAAP (2) | $ 33.9 | 4,302 | $ 7.87 | $ 27.4 | 5,970 | $ 4.59 |
| Add/(Deduct): | | | | | | |
| Stock-based compensation | - | | | 0.2 | | |
| Inventory and other adjustments | (9.5) | | | 1.9 | | |
| GAAP operating expenses | $ 24.4 | | | $ 29.5 | | |
| **Endako Mine** | | | | | | |
| Cash costs — Non-GAAP (2) | $ 24.2 | 1,837 | $ 13.19 | $ 23.6 | 1,777 | $ 13.26 |
| Add/(Deduct): | | | | | | |
| Stock-based compensation | 0.1 | | | 0.2 | | |
| Commissioning and start-up costs | 0.1 | | | - | | |
| Inventory and other adjustments | 2.2 | | | 0.5 | | |
| GAAP operating expenses | $ 26.6 | | | $ 24.3 | | |
| **Other operations GAAP operating expenses (3)** | $ 34.9 | | | $ 30.1 | | |
| **GAAP consolidated operating expenses** | $ 85.9 | | | $ 83.9 | | |
| **Weighted-average cash cost — Non-GAAP** | $ 58.1 | 6,139 | $ 9.46 | $ 51.0 | 7,747 | $ 6.58 |

1 Mined production pounds are molybdenum oxide and HPM from our share of the production from the mines; excludes molybdenum processed from purchased product.

2 Cash costs represent the mining (including all stripping costs), milling, mine site administration, roasting and packaging costs for molybdenum oxide and HPM produced in the period. Cash cost excludes: the effect of purchase price adjustments; the effects of changes in inventory; corporate allocations; stock-based compensation; other non-cash employee benefits; depreciation, depletion, amortization and accretion; and commissioning and start-up costs for the Endako mill. The cash cost for the Thompson Creek mine, which only produces molybdenum sulfide and HPM on site, includes an estimated molybdenum loss (sulfide to oxide), an allocation of roasting and packaging costs from the Langeloth facility and transportation costs from the Thompson Creek mine to the Langeloth facility.

3 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth facility and exclude product volumes and costs related to the roasting and processing of Thompson Creek mine and Endako mine concentrate. The Langeloth facility costs associated with roasting and processing of Thompson Creek mine and Endako mine concentrate are included in their respective operating results above.

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Thompson Creek Metals Company www.thompsoncreekmetals.com Pamela Solly Director, Investor Relations and Corporate Responsibility NYSE:TC TSX:TCM Phone (303) 762-3526 Email psolly@tcrk.com